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                                                                   EXHIBIT 10.13

                                                                   Loan No. 1440


                          SECOND MODIFICATION AGREEMENT
                                  SECURED LOAN

THIS SECOND MODIFICATION AGREEMENT ("Agreement") dated May 30, 2003 is entered into by and between WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender"), and COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, a Delaware corporation ("Borrower").

                                 R E C I T A L S

A. Pursuant to the terms of a loan agreement between Borrower and Lender dated December 22, 2000 ("Loan Agreement"), Lender made a loan to Borrower in the principal amount of EIGHTEEN MILLION AND NO/100THS DOLLARS ($18,000,000.00) ("Loan"). The Loan is evidenced by a promissory note dated as of the date of the Loan Agreement, executed by Borrower in favor of Lender, in the principal amount of the Loan ("Note"), and is further evidenced by the documents described in the Loan Agreement as "Loan Documents". The Note is secured by, among other things, a deed of trust ("Deed of Trust") dated December 22, 2000, executed by Borrower, as Trustor, to American Securities Company, as Trustee, in favor of Lender, as Beneficiary. The Deed of Trust was recorded December 22, 2000, as Document No. 2000-162764, in the Official Records of San Mateo County, California.

B. The Note, Deed of Trust and Loan Agreement have been previously amended and modified by modification agreements dated: June 1, 2002 (the "First Modification").

C. The outstanding principal balance under the Loan as of the date hereof is SEVENTEEN MILLION FIVE HUNDRED THOUSAND AND NO/100THS ($17,500,000.00).

D. The Note, Deed of Trust, Loan Agreement, this Agreement, the other documents described in the Loan Agreement as "Loan Documents", together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the "Loan Documents".

E. By this Agreement, Borrower and Lender intend to modify and amend certain terms and provisions of the Loan Documents.

NOW, THEREFORE, Borrower and Lender agree as follows:

1. CONDITIONS PRECEDENT. The following are conditions precedent to Lender's obligations under this Agreement:

      1.1 If required by Lender, receipt and approval by Lender of a date down to Title Policy No. SM-461651 dated December 22, 2000, issued by First American Title Insurance Company ("Title Company") and assurance acceptable to Lender, including, without limitation, CLTA Endorsement No. 110.5, without deletion or exception other than those expressly approved by Lender in writing, that the priority and validity of the Deed of Trust has not been and will not be impaired by this Agreement or the transactions contemplated hereby;

      1.2 Receipt by Lender of the executed originals of this Agreement, the short form of this Agreement (if any) and any and all other documents and agreements which are required by this Agreement or by any other Loan Document, each in form and content acceptable to Lender;

      1.3 Recordation in the Official Records of the County where the Property is located of (i) the short form of this Agreement (if any), and
            (ii) any other documents which are required to be recorded by this Agreement or by any other Loan Document (if any);

      1.4 Reimbursement to Lender by Borrower of Lender's costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, recording fees, attorneys' fees, appraisal, engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Lender's employees or agents or by independent contractors;

      1.5 The representations and warranties contained in this Agreement are true and correct;


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      1.6   All payments due and owing to Lender under the Loan Documents have been paid current as of the effective date of this Agreement;

      1.7 The payment to Lender of an extension fee in the amount of $43,750.00; and

      1.8 The payment to Lender of a documentation fee in the amount of $500.00.

2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that no Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein and in the other Loan Documents are true and correct, which representations and warranties shall survive execution of this Agreement.

3. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

      3.1 EXTENSION OF MATURITY DATE. Effective as of June 1, 2003, the Maturity Date recited in the Note, as amended, is hereby extended to January 31, 2004.

      3.2 INTEREST. Except as otherwise provided in this Agreement, the interest rate recited and calculated in the manner provided for in the Note and Loan Documents shall remain unchanged. Borrower shall continue to pay interest at the time and place and in the manner provided in the Note and Loan Documents, as amended by this Agreement.

4. FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has previously delivered to Lender all of the relevant formation and organizational documents of Borrower, of the partners or joint venturers of Borrower (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and
      (iii) they have not been amended or modified since they were previously delivered to Lender.

5. HAZARDOUS MATERIALS; CCP SECTION 726.5; SECTION 736. Without in any way limiting any other provision of this Agreement, Borrower expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents respecting "Hazardous Materials"; and (ii) each and every covenant and indemnity in the Loan Documents respecting "Hazardous Materials". In addition, Borrower and Lender agree that: (i) this Section is intended as Lender's written request for information (and Borrower's response) concerning the environmental condition of the real property security under the terms of California Code of Civil Procedure Section 726.5; and (ii) each representation and/or covenant in this Agreement or any other Loan Document (together with any indemnity applicable to a breach of any such representation and/or covenant) with respect to the environmental condition of the real property security is intended by Lender and Borrower to be an "environmental provision" for purposes of California Code of Civil Procedure Section 736.

6. WAIVERS. In further consideration of Lender entering into this Agreement, Borrower waives, with respect to the Loan, any and all rights to which Borrower is or may be entitled pursuant to Section 580a (the so-called "Fair Market Antideficiency Rule"), 580d (the so-called "Private Sale Antideficiency Rule") and 726 (the so-called "One Form of Action Rule") of the California Code of Civil Procedure, as amended or recodified from time to time, together with any other antideficiency or similar laws which limit, qualify or reduce Borrower's obligations under the Loan Documents.

7. NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in the Note or other Loan Document or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Note and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

8. MISCELLANEOUS. This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. In any action brought or arising out of this Agreement or the Loan Documents, Borrower, and the general partners and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of


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      California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. All capitalized terms used herein, which are not defined herein, shall have the meanings given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

9. INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing.

10. EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.

                                                     "LENDER"

                                     WELLS FARGO BANK,
                                     NATIONAL ASSOCIATION



                                     By:      __________________________________
                                              Jay Rosenberg
                                     Its:     Vice President


                                                     "BORROWER"

                                     COMMUNICATIONS & POWER INDUSTRIES
                                     HOLDING CORPORATION,
                                     a Delaware corporation

                                     By:   _____________________________________

                                     Its:  _____________________________________


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               JUNIOR LIENOR'S CONSENT AND SUBORDINATION AGREEMENT

      NOTICE: THIS JUNIOR LIENOR CONSENT AND SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY REMAINING SUBJECT TO AND OF A LOWER PRIORITY THAN THE LIEN OF THE DEED OF TRUST AS MODIFIED BY THE FOREGOING SECOND MODIFICATION AGREEMENT.

The undersigned ("Junior Lienor"), as owner and holder of a security interest ("Junior Security Interest") evidenced by that certain unrecorded Lease, which is junior, subordinate and subject to the terms, covenants, conditions and restrictions of the Deed of Trust, as modified by the foregoing Modification Agreement, hereby acknowledges its consent to the terms and provisions of the foregoing Second Modification Agreement and the transactions contemplated thereby. The undersigned further reaffirms the full force and effectiveness of that certain Subordination Agreement, dated December 22, 2000, between the undersigned and Communications & Power Industries Holding Corporation, a Delaware corporation and acknowledges that the Junior Security Interest is junior, subordinate and subject to the Deed of Trust, as modified by the foregoing Second Modification Agreement.

      NOTICE: THE LOAN DOCUMENTS MAY CONTAIN A PROVISION WHICH MAY ALLOW THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO EXPEND A PORTION OF THE LOAN FOR OTHER PURPOSES THAN IMPROVEMENT OF THE PROPERTY.

Agreed and Acknowledged:

Dated as of:  May 30, 2003                           "JUNIOR LIENOR"

                                     COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation

                                     By:   _____________________________________

                                     Its:  _____________________________________


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                         HAZARDOUS INDEMNITOR'S CONSENT

The undersigned ("Indemnitor") consents to the foregoing Second Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under the Unsecured Hazardous Materials Indemnity Agreement ("Indemnity") dated December 22, 2000, and its waivers, as set forth in the Indemnity, of each and every one of the possible defenses to such obligations. Indemnitor further reaffirms that its obligations under the Indemnity are separate and distinct from Borrower's obligations.

Indemnitor, as indemnitor under the Indemnity, understands that the Lender's exercise of a non-judicial foreclosure sale under the subject Deed of Trust will, by virtue of California Code of Civil Procedure Section 580d, result in the destruction of any subrogation, reimbursement or contribution rights which Indemnitor, as indemnitor under the Indemnity, may have against the Borrower. Indemnitor, as indemnitor under the Indemnity, further understands that such exercise by Lender and the consequent destruction of subrogation, reimbursement or contribution rights would constitute a defense to the enforcement of the Indemnity by Lender. With this explicit understanding, Indemnitor, as indemnitor under the Indemnity, nevertheless specifically waives any and all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Indemnitor's, as indemnitor under the Indemnity, rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Indemnitor, as indemnitor under the Indemnity, further specifically waives any and all rights and defenses that Indemnitor, as indemnitor under the Indemnity, may have because Borrower's debt is secured by real property; this means, among other things, that: (1) Lender may collect from Indemnitor, as indemnitor under the Indemnity, without first foreclosing on any real or personal property collateral pledged by Borrower; (2) if Lender forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and
(B) Lender may collect from Indemnitor, as indemnitor under the Indemnity, even if Lender, by foreclosing on the real property collateral, has destroyed any right Indemnitor, as indemnitor under the Indemnity, may have to collect from Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Indemnitor, as indemnitor under the Indemnity, may have because Borrower's debt is secured by real property. These rights and defenses being waived by Indemnitor, as indemnitor under the Indemnity, include, but are not limited to, any rights or defenses based upon Section 580a, 580d or 726 of the California Code of Civil Procedure. This understanding and waiver is made in addition to and not in limitation of any of the existing terms and conditions of the Indemnity.

AGREED:

Dated as of:  May 30, 2003                           "INDEMNITOR"

                                     COMMUNICATIONS & POWER INDUSTRIES HOLDING
                                     CORPORATION, a Delaware corporation

                                     By:    ____________________________________
                                     Name:  ____________________________________
                                     Its:   ____________________________________


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